UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2024

RISE GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

650-669 Howe Street
 Vancouver, British Columbia, Canada V6C 0B4
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Securities

As described in Item 8.01 below, Rise Gold Corp. (the "Company") has issued to a lender 1,000,000 non‐transferable share purchase warrants (each, a "Bonus Warrant") having the terms described in Item 8.01. The Company issued the Bonus Warrants and offered the underlying shares of common stock to the lender in a private transaction in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

Item 8.01 Other Events

On February 6, 2024, the Company announced that it has entered into a credit facility arrangement (the "Arrangement") with an arm's length lender (the "Lender") that also provides services to the Company. Pursuant to the Arrangement, each month the Lender will advance to the Company an amount equal to half of the fees billed by the Lender up to US$1,000,000. Amounts advanced will bear interest at a rate of 12% compounding annually and will be due four years from the date of the Arrangement. The Company may repay any amounts owing under the facility at any time without penalty.

As consideration for making the credit facility available, the Company agreed to issue 1,000,000 non‐transferable Bonus Warrants to the  Lender. Each Bonus Warrant will be exercisable into one share of common stock of the Company at a price of US$0.16 for a period of four years from the date of issuance. In addition, for each US$100,000 advanced under the Arrangement, the Company has agreed to issue to the Lender 200,000 additional non-transferable warrants (each, an "Additional Warrant"). Each Additional Warrant will be exercisable into one share of common stock of the Company at any time within a four-year period from the date of issuance at a price equal to the market price of the shares of the Company as determined in accordance with the terms of the Arrangement.

Additional information is provided in the news release, a copy of which is included as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated February 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2024

RISE GOLD CORP.

/s/ Joseph Mullin
Joseph Mullin
President and CEO